Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2013-3

Final Pool as of the Cutoff Date

6/12/2013

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New		Used		Total

Aggregate Principal Balance (1)	$520,654,196.20		$534,769,456.82		$1,055,423,653.02

Number of Automobile Loan Contracts	20,712		28,692		49,404

Percent of Aggregate Principal Balance	49.33%		50.67%		100.00%

Average Principal Balance	$25,137.80		$18,638.28		$21,363.12
Range of Principal Balances	($441.65 to $71,958.12)		($254.22 to $77,724.16)		($254.22 to $77,724.16)

Weighted Average APR (1)	11.53%		14.91%		13.24%
Range of APRs	(1.90% to 24.99%	)	(3.90% to 29.00%	)	(1.90% to 29.00%	)

Weighted Average Remaining Term	71		68		69
Range of Remaining Terms	(3 to 72 months	)	(3 to 72 months	)	(3 to 72 months	)

Weighted Average Original Term	72		70		71
Range of Original Terms	(36 to 72 months	)	(24 to 72 months	)	(24 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)

	Less than 215	12.71%
	215-224	14.23%	Less than 540	31.78%
	225-244	34.24%	540-599	48.52%
	245-259	21.26%	600-659	18.36%
	260 and greater	17.56%	660 and greater	1.33%

Weighted Average Score	240		562

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2013-3

Final Pool as of the Cutoff Date

6/12/2013

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1.000% to 1.999%	$20,266.50	0.00%	1	0.00%
2.000% to 2.999%	9,649.33	0.00%	1	0.00%
3.000% to 3.999%	315,436.19	0.03%	15	0.03%
4.000% to 4.999%	1,620,326.20	0.15%	56	0.11%
5.000% to 5.999%	5,091,194.92	0.48%	182	0.37%
6.000% to 6.999%	25,340,054.63	2.40%	996	2.02%
7.000% to 7.999%	41,893,539.95	3.97%	1,470	2.98%
8.000% to 8.999%	92,093,833.80	8.73%	3,792	7.68%
9.000% to 9.999%	106,470,669.97	10.09%	4,171	8.44%
10.000% to 10.999%	91,229,950.43	8.64%	3,973	8.04%
11.000% to 11.999%	128,152,574.28	12.14%	5,652	11.44%
12.000% to 12.999%	80,915,771.78	7.67%	3,833	7.76%
13.000% to 13.999%	73,205,381.50	6.94%	3,508	7.10%
14.000% to 14.999%	74,497,871.16	7.06%	3,671	7.43%
15.000% to 15.999%	65,374,430.34	6.19%	3,305	6.69%
16.000% to 16.999%	74,805,094.21	7.09%	3,832	7.76%
17.000% to 17.999%	58,656,936.51	5.56%	3,107	6.29%
18.000% to 18.999%	59,202,844.34	5.61%	3,215	6.51%
19.000% to 19.999%	29,044,690.67	2.75%	1,686	3.41%
20.000% to 20.999%	20,926,518.84	1.98%	1,250	2.53%
21.000% to 21.999%	13,392,287.20	1.27%	828	1.68%
22.000% to 22.999%	6,474,525.71	0.61%	408	0.83%
23.000% to 23.999%	3,892,044.78	0.37%	256	0.52%
24.000% to 24.999%	2,154,782.27	0.20%	152	0.31%
25.000% to 25.999%	526,856.70	0.05%	34	0.07%
26.000% to 26.999%	72,711.87	0.01%	6	0.01%
27.000% to 27.999%	25,087.36	0.00%	2	0.00%
28.000% to 28.999%	10,762.44	0.00%	1	0.00%
29.000% to 29.999%	7,559.14	0.00%	1	0.00%

TOTAL	$1,055,423,653.02	100.00%	49,404	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2013-3

Final Pool as of the Cutoff Date

6/12/2013

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$16,450,008.53	1.56%	754	1.53%
Alaska	2,328,865.53	0.22%	103	0.21%
Arizona	24,233,625.11	2.30%	1,061	2.15%
Arkansas	10,343,326.32	0.98%	459	0.93%
California	86,374,855.93	8.18%	4,039	8.18%
Colorado	19,344,301.95	1.83%	938	1.90%
Connecticut	6,370,854.53	0.60%	322	0.65%
Delaware	4,653,388.42	0.44%	228	0.46%
District of Columbia	1,956,321.22	0.19%	96	0.19%
Florida	82,483,798.57	7.82%	4,089	8.28%
Georgia	43,427,664.97	4.11%	1,960	3.97%
Hawaii	4,141,650.23	0.39%	190	0.38%
Idaho	2,823,907.99	0.27%	138	0.28%
Illinois	40,929,762.60	3.88%	1,968	3.98%
Indiana	25,305,591.59	2.40%	1,222	2.47%
Iowa	5,580,895.89	0.53%	285	0.58%
Kansas	4,912,877.79	0.47%	225	0.46%
Kentucky	15,572,162.99	1.48%	780	1.58%
Louisiana	29,381,172.68	2.78%	1,177	2.38%
Maine	3,113,669.68	0.30%	169	0.34%
Maryland	29,490,264.50	2.79%	1,331	2.69%
Massachusetts	18,498,339.63	1.75%	986	2.00%
Michigan	26,107,195.38	2.47%	1,350	2.73%
Minnesota	9,502,175.72	0.90%	494	1.00%
Mississippi	14,640,288.78	1.39%	656	1.33%
Missouri	15,868,366.49	1.50%	791	1.60%
Montana	3,202,078.50	0.30%	134	0.27%
Nebraska	2,887,505.29	0.27%	148	0.30%
Nevada	9,697,648.73	0.92%	416	0.84%
New Hampshire	3,986,911.54	0.38%	224	0.45%
New Jersey	18,843,042.81	1.79%	952	1.93%
New Mexico	16,407,077.76	1.55%	704	1.42%
New York	32,665,668.08	3.10%	1,662	3.36%
North Carolina	38,903,698.81	3.69%	1,854	3.75%
North Dakota	1,604,706.04	0.15%	67	0.14%
Ohio	41,740,492.31	3.95%	2,194	4.44%
Oklahoma	13,912,150.57	1.32%	597	1.21%
Oregon	6,520,120.96	0.62%	342	0.69%
Pennsylvania	39,145,742.49	3.71%	2,045	4.14%
Rhode Island	2,455,132.02	0.23%	137	0.28%
South Carolina	16,199,938.36	1.53%	774	1.57%
South Dakota	1,669,981.10	0.16%	85	0.17%
Tennessee	21,532,539.35	2.04%	1,016	2.06%
Texas	173,619,560.88	16.45%	7,060	14.29%
Utah	5,398,698.61	0.51%	242	0.49%
Vermont	1,613,462.33	0.15%	77	0.16%
Virginia	20,319,398.15	1.93%	965	1.95%
Washington	12,205,559.36	1.16%	588	1.19%
West Virginia	12,873,310.55	1.22%	584	1.18%
Wisconsin	11,488,122.56	1.09%	617	1.25%
Wyoming	2,655,185.30	0.25%	107	0.22%
Other (3)	40,587.54	0.00%	2	0.00%

TOTAL	$1,055,423,653.02	100.00%	49,404	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2013-3

Final Pool as of the Cutoff Date

6/12/2013

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	26.57%
	100-109	23.67%
	110-119	24.46%
	120-129	17.25%
	130-139	6.94%
	140-149	1.06%
	150 and greater	0.05%

Weighted Average Wholesale LTV	109%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2013-3

Final Pool as of the Cutoff Date

6/12/2013

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
BMW	$13,000,096.72	1.23%	555	1.12%
Buick (4)	17,680,291.81	1.68%	726	1.47%
Cadillac (4)	14,491,467.13	1.37%	594	1.20%
Chevrolet (4)	368,835,759.62	34.95%	15,795	31.97%
Chrysler	28,844,272.78	2.73%	1,534	3.11%
Dodge	84,762,016.78	8.03%	4,069	8.24%
Ford	93,418,603.35	8.85%	4,532	9.17%
GMC (4)	52,074,511.93	4.93%	1,791	3.63%
Honda	32,022,496.21	3.03%	1,711	3.46%
Hyundai	36,776,389.38	3.48%	1,983	4.01%
Jeep	26,074,665.17	2.47%	1,294	2.62%
Kia	48,983,018.38	4.64%	2,533	5.13%
Mazda	12,468,056.65	1.18%	716	1.45%
Mercedes	13,764,379.28	1.30%	544	1.10%
Mitsubishi	11,272,512.40	1.07%	609	1.23%
Nissan	74,951,162.16	7.10%	3,835	7.76%
Toyota	58,547,212.95	5.55%	2,973	6.02%
Volkswagen	13,215,289.39	1.25%	743	1.50%
Other (3)	54,241,450.93	5.14%	2,867	5.80%

Total	$1,055,423,653.02	100.00%	49,404	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.
(4)	The total Aggregate Principal Balance of all new GM vehicles is $311,014,216.79, or approximately 29% of the total pool.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$5,142,354.84	0.49%	242	0.49%
Full-Size Van/Truck	164,886,823.09	15.62%	5,714	11.57%
Full-Size SUV	47,142,400.55	4.47%	1,780	3.60%
Mid-Size Car	281,000,952.85	26.62%	13,742	27.82%
Mid-Size SUV	228,171,607.53	21.62%	10,466	21.18%
Economy/Compact Car	213,094,686.37	20.19%	11,907	24.10%
Compact Van/Truck	35,855,552.08	3.40%	1,874	3.79%
Sports Car	79,787,835.08	7.56%	3,668	7.42%
Segment Unavailable (4)	341,440.63	0.03%	11	0.02%

Total	$1,055,423,653.02	100.00%	49,404	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2013-3

Final Pool as of the Cutoff Date

6/12/2013

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,042,534,008.90	98.78%	48,079	97.32%
1	4,244,469.30	0.40%	207	0.42%
2+	8,645,174.82	0.82%	1,118	2.26%

Total	$1,055,423,653.02	100.00%	49,404	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,048,114,096.99	99.31%	48,474	98.12%
1	1,139,675.69	0.11%	150	0.30%
2+	6,169,880.34	0.58%	780	1.58%

Total	$1,055,423,653.02	100.00%	49,404	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,053,307,106.70	99.80%	49,121	99.43%
1	1,224,935.35	0.12%	162	0.33%
2+	891,610.97	0.08%	121	0.24%

Total	$1,055,423,653.02	100.00%	49,404	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.